SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
        Date of Report (Date of earliest event reported):   June 30, 2003
                            PEET'S COFFEE & TEA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               Washington               0-32233              91-0863396
    (State of jurisdiction)   (Commission File No.)     (IRS Employer
                                                         Identification No.)

                                1400 Park Avenue
                        Emeryville, California 94608-3520
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code:  (510) 594-2100




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ITEM  5.     OTHER  EVENTS.
     On June 30, 2003, Peet's Coffee & Tea, Inc. (the "Company") announced via press release the appointment of Tom Cawley as its new Chief Financial Officer to replace Mark N. Rudolph, effective July 21, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(C)     Exhibits

EXHIBIT  NUMBER       DESCRIPTION
-------  ------       -----------
          99.1        Press  release,  dated  June  30,  2003.



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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PEET'S  COFFEE  &  TEA,  INC.
Dated:  June  30,  2003     By:  /s/  Patrick  J.  O'Dea______
                                ------------------------------
                                Patrick  J.  O'Dea
                                Chief  Executive  Officer






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                                  EXHIBIT INDEX

EXHIBIT  NUMBER     DESCRIPTION
-------  ------     -----------
         99.1       Press  release,  dated  June  30,  2003.


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